                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  XICOR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  XICOR, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 9, 2000

                            ------------------------

To the Shareholders of XICOR, INC.:

     The Annual Meeting of Shareholders of Xicor, Inc., (the "Company" or "Xicor") a California corporation, will be held at the Sheraton Hotel, 1801 Barber Lane, Milpitas, California, on Friday, June 9, 2000 at 10:00 a.m. local time for the purpose of considering and acting upon the following proposals:

     (1) To elect a Board of five (5) directors;

     (2) To approve and ratify the Xicor, Inc. 2000 Director Option Plan;

     (3) To approve and ratify amendments to the Company's 1990 Incentive and Non-Incentive Stock Option Plan including an increase of 800,000 shares of Common Stock issuable thereunder;

     (4) To ratify the designation of PricewaterhouseCoopers LLP as independent accountants for the period ending December 31, 2000; and

     (5) To transact such other business as may properly come before the Annual Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 14, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any continuation and adjournment thereof.

     The Company's 1999 Annual Report to Shareholders and the First Quarter 2000 Earnings Release accompany this Notice of Meeting.

                                          By Order of the Board of Directors

                                          Julius Blank, Secretary
Milpitas, California
April 26, 2000

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POST-PAID ENVELOPE.

                                  XICOR, INC.

                CORPORATE HEADQUARTERS:                                      PLACE OF MEETING:
                   1511 Buckeye Drive                                          Sheraton Hotel
                   Milpitas, CA 95035                                         1801 Barber Lane
                                                                             Milpitas, CA 95035

                           TELEPHONE: (408) 432-8888
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 9, 2000

                  APPROXIMATE DATE OF MAILING: APRIL 26, 2000

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Xicor, Inc. (the "Company" or "Xicor") of proxies for use at the Annual Meeting of Shareholders of Xicor (the "Annual Meeting") to be held on Friday, June 9, 2000 at 10:00 a.m. local time and at any adjournment or postponement thereof.

                                 VOTING RIGHTS

     Shareholders of record of Xicor as of the close of business on April 14, 2000 have the right to receive notice of and to vote at the Annual Meeting. On April 14, 2000, Xicor had issued and outstanding 21,115,735 shares of Common Stock, the only class of voting securities outstanding. Each share of Common Stock is entitled to one vote.

     Under the California Corporations Code, a shareholder may give notice at the Annual Meeting, prior to the voting, of the shareholder's intention to cumulate such shareholder's votes. If any one shareholder has given such notice, each shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such votes, on the same principle, among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more candidates than the number of directors to be elected.

                                    PROXIES

     Properly executed and unrevoked proxies received by Xicor will be voted at the Annual Meeting in accordance with the instructions thereon. The rules of the Securities and Exchange Commission (the "SEC") provide that a proxy may confer discretionary authority to vote on a matter for an annual meeting of shareholders if the proponent fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement. Accordingly, if a proponent does not notify the Company on or before March 11, 2001 of a proposal for the 2001 Annual Meeting, management may use its discretionary voting authority to vote on such proposal.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by filing with the Secretary of Xicor (i) a signed written statement revoking the proxy or (ii) an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Annual Meeting and election to vote in person. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

                     QUORUM: ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

     Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 14, 2000 the name, address and number of shares of each person or entity known to Xicor to own beneficially more than five percent (5%) of its Common Stock and the number of shares beneficially owned by each director, by each of the executive officers named in the Summary Compensation Table and by all executive officers and directors as a group, together with their respective percentage ownership of outstanding shares.

                                                              SHARES
                                                           BENEFICIALLY
                    NAME AND ADDRESS                         OWNED(1)      PERCENT
                    ----------------                       ------------    -------
Raphael Klein............................................    398,750(2)      1.9
Bruce Gray...............................................    137,950           *
Julius Blank.............................................     47,000           *
Andrew W. Elder..........................................     20,000           *
Klaus G. Hendig..........................................     66,750           *
Daniel L. Lewis..........................................     58,300           *
James L. McCreary........................................     20,500           *
Geoffrey C. Winkler......................................      5,000           *
All Executive Officers and Directors as a Group (13
  persons)...............................................    954,100(3)      4.5

---------------
 *  Less than 1%

(1) Includes shares purchasable upon exercise of stock options as of April 14, 2000 or within 60 days thereafter as follows:

Raphael Klein...............................................   8,750
Bruce Gray..................................................  81,250
Julius Blank................................................   5,000
Andrew W. Elder.............................................   5,000
Klaus G. Hendig.............................................  17,500
Daniel L. Lewis.............................................  40,000
James L. McCreary...........................................  20,000
Geoffrey C. Winkler.........................................   5,000

(2) Includes 390,000 shares held in trust for Mr. Klein's family.

(3) Includes outstanding options to purchase 305,100 shares, which were exercisable as of April 14, 2000 or within 60 days from such date.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     A Board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the five nominees named below. In the event that any nominee should become unavailable for any presently unforeseen reason, the proxy holders will vote in their discretion for a substitute nominee. If additional persons are nominated for election as director, the proxy holders intend to vote all proxies received by them in such a manner and, if applicable in accordance with cumulative voting, as will ensure the election of as many of the nominees listed below as possible, and, in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees, and certain other information, are set forth below:

                                 AGE (AS OF                                     DIRECTOR
            NAME                JUNE 9, 2000)              OFFICE                SINCE
            ----                -------------              ------               --------
Raphael Klein...............         56          Chairman of the Board and        1978
                                                 Chief Executive Officer
Bruce Gray..................         49          President and Chief              1998
                                                 Operating Officer
Julius Blank*...............         75          Director                         1978
Andrew W. Elder*............         49          Director                         1982
Geoffrey C. Winkler*........         70          Director                         1999

---------------
* Member of Audit Committee

     Raphael Klein, Chairman of the Board and Chief Executive Officer. From August 1987 until January 1998 Mr. Klein was Xicor's President and Chief Executive Officer. Since January 1998 Mr. Klein has shared the Office of the President with Mr. Bruce Gray. Mr. Klein is Xicor's Chief Executive Officer with primary responsibility for finance and administration and shared responsibility for the direction of the Company. Mr. Klein has been a director of the Company since founding Xicor in August 1978 and its Chairman of the Board since August 1982. Mr. Klein received the degree of Master of Science in Physics from the Israeli Institute of Technology ("Technion") and is the inventor or co-inventor of two patented inventions.

     Bruce Gray, President and Chief Operating Officer. Mr. Gray joined Xicor in September 1996 as Vice President, Wafer Operations and since January 1998 has shared the Office of the President with Mr. Raphael Klein. Mr. Gray is Xicor's President and Chief Operating Officer with principal profit and loss responsibility and shared responsibility for the direction of the Company. Mr. Gray has 28 years of experience in the semiconductor industry in engineering, manufacturing and management. From September 1994 through September 1996, Mr. Gray served as the Managing Director of the Advanced Technology Group at National Semiconductor Corporation. From August 1989 through September 1994, Mr. Gray was the Director of Santa Clara Operations and Services for National Semiconductor with operational responsibility for four high-volume wafer fabrication lines. Mr. Gray was also involved in advanced technology development and wafer foundry activities. Mr. Gray has a Bachelor of Science Degree in Metallurgy and Materials Science from the Massachusetts Institute of Technology
(MIT) and is the inventor or co-inventor of three patented inventions.

     Julius Blank, Director. Mr. Blank, one of Xicor's founders, holds a degree in mechanical engineering from CCNY and has been a business consultant to high technology companies and a private investor for more than five years.

     Andrew W. Elder, Director. Mr. Elder is the founder and since March 1992 has been President of Stratis Corporation, a producer of plastic material handling products. Mr. Elder received a BA from Duke University and an MBA from the Wharton School at the University of Pennsylvania.

     Geoffrey C. Winkler, Director. Mr. Winkler is President of Palomar Enterprises, a consulting company focused on enhancing organizational effectiveness and mentoring of executives. Mr. Winkler has been associated with technology companies throughout his career in the areas of engineering, marketing, sales and management in the semiconductor, microwave, automotive and food industries. Mr. Winkler has a B.Sc. degree in mechanical engineering from Luton University in the United Kingdom and an MBA from Santa Clara University.

     There are no family relationships among executive officers or directors of the Company.

COMMITTEES AND MEETINGS

     The total number of regular and special meetings of the Board of Directors held in the last fiscal year was seven. No director failed to attend at least 75% of the meetings of the Board and the Committees on which such director serves.

     The Audit Committee of the Board presently consists of Julius Blank, Andrew
W. Elder and Geoffrey C. Winkler. This Committee has the responsibility to review the scope of the annual audit, recommend to the Board of Directors the appointment of the independent public accountants, meet with the independent accountants for review and analysis of Xicor's systems, the adequacy of controls and the sufficiency of financial reporting. This Committee held three meetings during the 1999 fiscal year.

     The Executive Stock Option Committee, which presently consists of Andrew W. Elder and Geoffrey C. Winkler, met twice in 1999. The Committee administers stock option grants to Xicor's executive officers.

     The Employee Stock Option Committee, which presently consists of Raphael Klein, Bruce Gray and Julius Blank, met ten times during the last fiscal year. This Committee administers Xicor's stock option plans for all employees other than executive officers.

     The Employee Incentive Cash Bonus Profit Sharing Committee, which presently consists of Raphael Klein, Julius Blank and Andrew W. Elder, did not meet in 1999.

     The Compensation Committee, which presently consists of Andrew W. Elder and Geoffrey C. Winkler, met four times during 1999. This Committee administers the compensation for Xicor's executive officers.

     There is no nominating committee or any committee performing that function.

     S. Allan Kline retired from Xicor's board in February 1999. Prior to his retirement, Mr. Kline served on the Audit, Executive Stock Option, Employee Stock Option and Compensation committees. Mr. Winkler was appointed in March 1999 to fill the resulting vacancy on the Board of Directors and also replaced Mr. Kline on the Audit, Executive Stock Option and Compensation Committees.

COMPENSATION OF DIRECTORS

     All directors, except Raphael Klein and Bruce Gray, received $2,040 per month plus expenses.

     In 1995, Xicor adopted the 1995 Director Option Plan (the "Director Plan") that provides for an initial grant of 20,000 options to each of the Company's directors, including Raphael Klein and Bruce Gray, and automatic annual grants of 5,000 options thereafter. In 1999, options for 40,000 shares were granted under the Director Plan. The options are exercisable in 25% annual increments and expire no later than ten years from date of grant. All outstanding options were granted at 100% of the fair market value of the stock at the date of grant.

VOTE REQUIRED

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

     Unless marked to the contrary, proxies received will be voted "FOR" the five nominees listed above.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL FIVE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

      APPROVAL AND RATIFICATION OF THE COMPANY'S 2000 DIRECTOR OPTION PLAN

     On January 26, 2000, the Board of Directors of the Company (the "Board") adopted the 2000 Director Option Plan (the "2000 Director Plan"), subject to the approval of the Company's shareholders. The 2000 Director Plan is intended to replace the Company's 1995 Director Option Plan, which the Board plans to terminate after approval of the 2000 Director Plan. The Board of Directors has reserved a maximum of 250,000 shares of Common Stock for issuance under the 2000 Director Plan. The fair market value of the Common Stock as of April 14, 2000 was $12.50 per share.

     The following is a summary description of the 2000 Director Plan. No options have yet been granted under the plan.

                       SUMMARY OF THE 2000 DIRECTOR PLAN

     Purpose. The purpose of the 2000 Director Plan is to attract and retain highly qualified Directors who are not employees ("Outside Directors") of the Company.

     Shares Subject to the 2000 Director Plan. The Board has reserved a maximum of 250,000 shares of Common Stock for issuance under the 2000 Director Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

     Administration. The 2000 Director Plan provides for grants of options to be made in two ways:

          (a) Each Outside Director is automatically granted an option to purchase 25,000 shares (the "First Option") upon the date such individual first becomes a director, whether through election by the shareholders of the Company or by appointment by the Board in order to fill a vacancy; and

          (b) Each Outside Director is automatically granted an option to purchase 10,000 shares (the "Subsequent Option") on May 1 of each year, except that the first Subsequent Option will be granted on the date the shareholders approve the 2000 Director Plan, if on such dates he or she shall have served on the Board for at least the preceding six (6) months.

     The Board has the authority, in its discretion, to: (i) determine the fair market value of the Common Stock; (ii) interpret the Director Plan; (iii) prescribe, amend and rescind rules and regulations relating to the Director Plan; (iv) authorize any person to execute, on behalf of the Company, any instrument required to effectuate the options granted under the 2000 Director Plan; and (v) make all other determinations deemed necessary or advisable for the administration of the Director Plan. All decisions, determinations and interpretations of the Board shall be final.

     Eligibility. Only Outside Directors are eligible to receive nonstatutory stock options under the 2000 Director Plan. Currently, the Board consists of 5 directors of whom 3 are Outside Directors.

     Terms and Conditions of Options. Each option is evidenced by a director option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

          (a) Exercise Price. The exercise price of options granted under the 2000 Director Plan is 100% of the fair market value per share of the Common Stock on the date of grant.

          (b) Exercise of Option. A First Option shall vest as to 1/3 of the optioned stock on each anniversary after the date of grant. A Subsequent Option shall vest as to 100% of the optioned stock on the first anniversary of the date of grant. An option shall be exercisable in whole or in part by giving written notice to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.

          (c) Forms of Consideration. The Company receives no consideration for granting options under the 2000 Director Plan. The means of payment for shares issued upon exercise of an option by an optionee is specified in each option agreement. The 2000 Director Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, any payment permitted under applicable law, or any combination thereof.

          (d) Term of Option. The term of any option shall be ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

          (e) Termination of Directorship. If an optionee's status as a director terminates for any reason, then all options held by the optionee under the 2000 Director Plan expire three months following the termination. If the optionee's status as a director terminates due to death or disability, then all options held by the optionee under the 2000 Director Plan expire twelve months following the termination. In no case may an option be exercised after the expiration date of the option.

          (f) Nontransferability of Options. Options granted under the 2000 Director Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          (g) Other Provisions. The director option agreement may contain other terms, provisions and conditions not inconsistent with the 2000 Director Plan as may be determined by the Board.

     Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2000 Director Plan, the number and class of shares of stock subject to any option outstanding under the Director Plan, and the exercise price of any such outstanding option.

     Unless otherwise determined by the Board, in the event of a proposed liquidation or dissolution, any unexercised options will terminate prior to such action.

     In the event of a merger of the Company or the sale of substantially all of the assets of the Company, each option may be assumed or an equivalent option substituted for by the successor corporation. If an option is assumed or substituted for by the successor corporation, it shall continue to vest as provided in the 2000 Director Plan. If following such assumption or substitution an optionee's status as a director terminates other than by the optionee's voluntary resignation, the option shall become fully vested and exercisable and shall remain exercisable in accordance with the provisions of the 2000 Director Plan and the applicable option agreement. If the successor corporation does not agree to assume or substitute for the option, each option shall become fully vested and exercisable for a period of thirty (30) days from the date the Board notifies the optionee of the option's full exercisability, after which period the option will terminate.

     Amendment and Termination of the 2000 Director Plan. The Board may amend, alter, suspend or terminate the 2000 Director Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 2000 Director Plan to the extent necessary to comply with applicable laws or regulations. No such action by the Board or shareholders may alter or impair any option previously granted under the 2000 Director Plan without the consent of the optionee. Unless terminated earlier, the 2000 Director Plan shall terminate ten years from the date of its approval by the Board.

     Federal Income Tax Consequences. The following discussion summarizes certain U.S. federal income tax considerations for directors receiving options under the 2000 Director Plan and certain tax effects on the Company, based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, the summary is not intended to be a complete discussion of all the federal income tax consequences of these plans:

     Nonstatutory Stock Options. Options granted under the 2000 Director Plan do not qualify as incentive stock options under Section 422 of the Code. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the fair market value on the date of exercise for the shares exercised over the exercise price. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

VOTE REQUIRED

     The affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Meeting and entitled to vote will be required to approve the adoption of the 2000 Director Option Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE ADOPTION OF THE 2000 DIRECTOR OPTION PLAN.

                                 PROPOSAL NO. 3

         APPROVAL AND RATIFICATION OF AMENDMENTS TO THE COMPANY'S 1990
                 INCENTIVE AND NON-INCENTIVE STOCK OPTION PLAN

     The Board of Directors of the Company (the "Board") originally adopted the 1990 Incentive and Non-Incentive Stock Option Plan (the "Plan") on October 21, 1989 and the Company's shareholders originally approved the Plan on August 9, 1990.

     On January 26, 2000, the Board amended the Plan to: (i) increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 800,000 shares (bringing the total number of shares of Common Stock available on January 26, 2000, for future awards under the Plan to 946,700 shares, and raising the number of shares reserved for issuance under the Plan since its inception to 4,250,000), and (ii) increase the maximum number of shares of Common Stock which may be issued to any employee or consultant in any one year from 200,000 shares to 400,000 shares. The shareholders are being asked to approve the foregoing amendment to the Plan and the increase in the number of shares thereunder. The fair market value of the Common Stock as of April 14, 2000, was $12.50 per share.

       SUMMARY OF THE 1990 INCENTIVE AND NON-INCENTIVE STOCK OPTION PLAN

     General. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company's business. The Plan provides for the grant of "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options.

     Administration. The Plan may generally be administered by the Board or a Committee appointed by the Board (as applicable, the "Administrator").

     Eligibility. Nonstatutory stock options may be granted under the Plan to employees and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees of the Company and any parent or subsidiary of the Company. Currently, approximately 500 employees and consultants provide services to the Company. The Administrator, in its discretion, selects the employees and consultants to whom options may be granted, the time or times at which such options shall be granted, and the number of shares subject to each such grant.

     Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Plan, as amended by the Board on January 26, 2000, provides that no employee or consultant may be granted, in any fiscal year of the Company, options to purchase more than 400,000 shares of Common Stock.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

          (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of incentive stock options and nonstatutory stock options intended to qualify as "performance-based compensation" under 162(m) of the Code, may not be less than 100% of the fair market value of the Common Stock on the date any such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the date the option is granted.

          (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the Plan generally vest and become exercisable over four years. The Company receives no consideration for granting options to employees and consultants. The means of payment for shares issued upon exercise of an option by an optionee is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

          (c) Term of Option. The Administrator determines the term of each option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

          (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death, disability, retirement or a reduction in force, as defined in the Plan), then the optionee may generally exercise the option within 3 months of such termination to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement).

          (e) Death, Disability, Retirement or Reduction in Force. If an optionee's employment or consulting relationship terminates due to the optionee's death, disability, retirement or a reduction in force, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) generally may exercise the option, to the extent it was vested on the date of termination, within 1 year from the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement).

          (g) Nontransferability of Options. Options granted under the Plan are generally not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          (h) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

     Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option outstanding under the Plan, and the exercise price of any such outstanding option.

     In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

     In the event of a merger of the Company with or into another corporation or the sale of substantially all of the Company's assets, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for an optionee to have the right to exercise his or her option as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option is fully exercisable for fifteen (15) days from the date of such notice and that the option terminates upon expiration of such period.

     Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason and shall obtain shareholder approval for any such amendment to the extent necessary and desirable to comply with applicable law. No such action by the Board or shareholders may alter or impair any option previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate on March 15, 2004.

     Federal Income Tax Consequences. The following discussion summarizes certain U.S. federal income tax considerations for persons receiving options under the Plan and certain tax effects on the Company, based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, the summary is not intended to be a complete discussion of all the federal income tax consequences of these plans:

          Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss and may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by
     Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

          Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

     Option Information. Including the 800,000 share increase approved by the Board on January 26, 2000, a total of 4,250,000 shares have been reserved for issuance since the Plan's inception. As of April 14, 2000, 1,362,525 shares have been issued upon the exercise of options, options for 1,934,175 shares have been issued and are currently outstanding and 953,300 shares remain available for future grant under the Plan.

VOTE REQUIRED

     The affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Meeting and entitled to vote will be required to approve the amendment and share increase to the Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE 1990 INCENTIVE AND NON-INCENTIVE STOCK OPTION PLAN.

                                 PROPOSAL NO. 4

                     DESIGNATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has approved the retention of PricewaterhouseCoopers LLP as independent accountants for Xicor until revoked by further action. PricewaterhouseCoopers LLP has been Xicor's independent accountants since 1979.

     The shareholders are asked to ratify the designation of PricewaterhouseCoopers LLP as independent accountants for Xicor for the fiscal year ending December 31, 2000. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

     Submission of this proposal to the shareholders is not required by Xicor's Bylaws or otherwise. The management of Xicor has elected to do so as a matter of good corporate practice. Should the shareholders fail to ratify the designation of PricewaterhouseCoopers LLP as independent accountants, retention of the firm for the fiscal year ending December 31, 2000 will be reconsidered by the Board of Directors.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of PricewaterhouseCoopers LLP as independent accountants for Xicor's fiscal year ending December 31, 2000.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" SUCH RATIFICATION.

                                 OTHER MATTERS

     Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     The expense of solicitation of proxies will be borne by Xicor. In addition to solicitation of proxies by mail, certain officers, directors and Xicor employees who will receive no additional compensation for their services may solicit proxies by telephone, facsimile or personal interview. Xicor has retained the services of Georgeson Shareholder Communications, Inc. ("Georgeson") to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners, if necessary. Xicor will pay Georgeson a fee which is not expected to exceed $5,500 for its services and will reimburse Georgeson for out-of-pocket expenses estimated to be $6,000. Xicor is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

                              CERTAIN TRANSACTIONS

     Daniel L. Lewis joined Xicor in May 1998 as Vice President, Worldwide Sales. In connection with his employment, Xicor made a non-interest bearing loan to him in the amount of $320,000 payable in full on October 22, 1999. The loan was secured by a third deed of trust on real property. Mr. Lewis repaid the full amount of the loan in October 1999.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (SEC). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms for 1999, Xicor believes that all applicable filing requirements have been complied with, except that a Form 4 involving an open market purchase of 2,000 shares was filed late by Mr. Ira McLain, a Vice President.

                      REPORT OF THE COMPENSATION COMMITTEE

     Xicor applies a consistent philosophy to compensation for all employees, including senior management, based on the premise that the achievements of Xicor result from the coordinated efforts of all individuals working toward common objectives. Xicor strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

COMPENSATION PHILOSOPHY

     The goals of the compensation program are to align compensation with business objectives and performance, and to enable Xicor to attract, retain and reward executive officers who contribute to the long-term success of Xicor. Xicor's compensation program for its Chief Executive Officer and other executive officers is based on the same four principles applicable to compensation decisions for all Xicor employees:

     - Xicor pays competitively.

       Xicor is committed to providing a pay program that helps attract and retain high caliber executives. To ensure that pay is competitive, Xicor compares its pay practices for its Chief Executive Officer and other executives with those of other electronics companies, with particular emphasis on similar size semiconductor companies, and sets its pay parameters based on this review.

     - Xicor compensates for relative sustained performance.

       The Chief Executive Officer and other executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing progress against set objectives and business goals.

     - Xicor strives for fairness in the administration of compensation.

       Xicor strives to achieve a balance of the compensation paid to a particular executive and the compensation paid to other executives both inside Xicor and at comparable companies.

     - Xicor believes that executives should understand the performance evaluation and compensation administration process.

       The process of assessing performance is as follows: At the beginning of the performance cycle, the evaluating executive (or in the case of the Chief Executive Officer and of the President and Chief Operating Officer, the Board of Directors) sets objectives and key goals. The executive is given ongoing feedback on performance. At the end of the performance cycle, the accomplishment of objectives and key goals is evaluated, the results compared to the results of peers within the Company and the comparative results are communicated to the executive. The comparative result affects decisions on salary, bonuses and stock options.

COMPENSATION VEHICLES

     Xicor uses a compensation program that consists of the following cash- and equity-based vehicles:

CASH-BASED COMPENSATION

  Salary and Bonus

     Xicor sets base salary and determines bonus amounts for the Chief Executive Officer and other executives by reviewing corporate and individual performance and the aggregate of base salary and annual bonus for comparable positions in the electronics industry, with emphasis on comparable size semiconductor companies. The base salary of the Chief Executive Officer and the President and Chief Operating Officer were not changed during 1999.

  Cash Profit Sharing

     Xicor has an employee incentive cash bonus profit sharing program (the "Program"). Under the Program, twice a year (two profit sharing periods) 5% to 15% of Xicor's consolidated operating income, excluding certain non-product sales and restructuring charges and credits, is distributed to all employees including the Chief Executive Officer and other executive officers as Xicor believes that all employees share the responsibility of achieving profits. The exact percentage to be distributed is determined by a Committee of the Board of Directors; however, excluding restructuring charges, such distribution may not cause Xicor to report a net loss after taxes for the respective profit sharing period. The same profit sharing percentage applies to each employee, with the payment determined by applying this percentage to the individuals base salary. For 1999, such profit sharing awards amounted to the equivalent of 16 hours of base salary. Profit sharing awards are included in the Bonus column in the Summary Compensation Table that follows.

EQUITY-BASED COMPENSATION

  Stock Option Program

     Stock options are granted to provide additional incentives to key employees to work to maximize shareholder value. The option program also utilizes vesting periods to encourage key employees, including executive officers, to continue in the employ of Xicor. Xicor has a 1990 Incentive and Non-Incentive Stock Option Plan and a 1998 Non-Statutory Stock Option Plan. Outside Directors may not be granted options under the 1990 Incentive and Non-Incentive Stock Option Plan. Executive officers who are also Directors are eligible to receive stock options under this plan. Officers and Directors are not eligible to receive options under the 1998 Non-Statutory Stock Option Plan. Xicor's Chief Executive Officer, who is also the Chairman of the Board, and Xicor's President and Chief Operating Officer, who was elected a Director in 1998, were granted options in 1999 under the 1995 Director Option Plan based on a formula included in the Plan and under the 1990 Incentive and Non-Incentive Stock Option Plan.

                                          COMPENSATION COMMITTEE
                                          Andrew W. Elder
                                          Geoffrey C. Winkler

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee was or is an officer or employee of Xicor or any of its subsidiaries. No executive officer of Xicor serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of Xicor's Board of Directors or Compensation Committee.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation earned by Xicor's Chief Executive Officer and its four other most highly compensated executive officers during the year ended December 31, 1999 and for the three years then ended.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                             ANNUAL COMPENSATION             AWARDS
                                       --------------------------------    SECURITIES
                                                                OTHER      UNDERLYING       ALL OTHER
 NAME AND PRINCIPAL POSITIONS   YEAR   SALARY(1)    BONUS(2)   PAYMENTS     OPTIONS      COMPENSATION(5)
 ----------------------------   ----   ---------    --------   --------   ------------   ---------------
Raphael Klein.................  1999   $259,765     $ 97,031     --          65,000          $1,000
  Chief Executive Officer and   1998    269,092           --     --           5,000           1,000
  Chairman of the Board         1997    264,014        2,031     --           5,000             950
Bruce Gray....................  1999    260,000      127,000     --          45,000           1,000
  President and Chief           1998    262,753           --     --         160,000(3)        1,000
  Operating Officer             1997    235,019       51,808     --          80,000             950
Klaus G. Hendig...............  1999    190,008       21,462     --          15,000           1,000
  Sr. Vice President,           1998    193,662           --     --          60,000(4)        1,000
  Administration                1997    190,008        1,462     --          20,000             950
Daniel L. Lewis...............  1999    202,448      106,498     --          20,000             869
  Vice President, Worldwide     1998    125,483(6)    77,000     --         120,000              --
  Sales
James L. McCreary.............  1999    203,849       21,731     --          50,000           1,000
  Vice President, Engineering   1998     38,086(7)        --     --         120,000              --

---------------
(1) Fiscal years 1999 and 1997 each consisted of 52 weeks; 1998 consisted of 53 weeks.

(2) Includes bonuses and amounts earned under the Employee Incentive Cash Bonus Profit Sharing Program. Amounts for Mr. Lewis include sales commissions.

(3) Includes options for 140,000 shares which were granted in prior years and repriced in 1998.

(4) Represents options granted in prior years and repriced in 1998.

(5) Represents matching contributions under Xicor's 401(k) Plan.

(6) Mr. Lewis joined Xicor on May 11, 1998.

(7) Mr. McCreary joined Xicor on September 25, 1998.

     The following table sets forth information concerning stock options granted to the executive officers named in the Summary Compensation Table during the year ended December 31, 1999:

                             OPTION GRANTS IN 1999

                                                   INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE
                                    ------------------------------------------------     VALUE AT ASSUMED
                                    NUMBER OF                                             ANNUAL RATES OF
                                    SECURITIES                                              STOCK PRICE
                                    UNDERLYING   % OF TOTAL                              APPRECIATION FOR
                                     OPTIONS      OPTIONS     EXERCISE                    OPTION TERM(2)
                                    GRANTED(1)   GRANTED TO     PRICE     EXPIRATION   ---------------------
                                       (#)       EMPLOYEES    ($/SHARE)      DATE        5%($)      10%($)
                                    ----------   ----------   ---------   ----------   ---------   ---------
Raphael Klein.....................     5,000        0.3         $1.44      05/03/09    $  4,528    $ 11,475
                                      60,000        4.1          3.81      07/12/09     143,765     364,330
Bruce Gray........................     5,000        0.3          1.44      05/03/09       4,528      11,475
                                      40,000        2.7          3.81      07/12/09      95,844     242,886
Klaus G. Hendig...................    15,000        1.0          3.81      07/12/09      35,941      91,082
Daniel L. Lewis...................    20,000        1.4          3.81      07/12/09      47,922     121,443
James L. McCreary.................    50,000        3.4          7.50      11/05/09     235,835     597,653

---------------
(1) Options become exercisable at the rate of 25% of the underlying shares per year, generally commencing one year from the date of grant.

(2) The potential realizable value is based on the term of the option (10 years) at the date of grant. It is calculated by assuming that the stock price on the date of grant (which is equal to the exercise price) appreciates at the indicated annual rate, compounded annually for the entire term, and that the option is exercised and sold on the last day of the option term for the appreciated stock price. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect Xicor's estimate of future stock price appreciation. Actual gains, if any, are dependent on the future performance of Xicor's Common Stock.

     The following table sets forth certain information concerning stock option exercises during the year ended December 31, 1999 by the executive officers named in the Summary Compensation Table and the number and value of unexercised options held by each named executive officer at December 31, 1999:

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                       OPTION VALUES AT DECEMBER 31, 1999

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                              NUMBER OF                         OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                               SHARES                          DECEMBER 31, 1999           DECEMBER 31, 1999(2)
                             ACQUIRED ON      VALUE       ---------------------------   ---------------------------
           NAME               EXERCISE     REALIZED(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              -----------   ------------   -----------   -------------   -----------   -------------
Raphael Klein..............        --             --        27,500          72,500      $  247,533     $  718,518
Bruce Gray.................        --             --        90,000         115,000         987,220      1,230,420
Klaus G. Hendig............    13,750         $9,600        91,250          25,000       1,029,405        257,550
Daniel L. Lewis............        --             --        30,000         110,000         366,540      1,297,180
James L. McCreary..........        --             --        30,000         140,000         387,240      1,471,120

---------------
(1) Value represents the difference between the closing price of the Common Stock on the date of exercise and the exercise price, multiplied by the number of shares acquired on exercise.

(2) Value of unexercised in-the-money options represents the difference between the closing price of Xicor's Common Stock on the last trading day of 1999 and the exercise price of the option, multiplied by the number of shares subject to the option.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

                               PERFORMANCE GRAPH

     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      XICOR, INC., S&P 500 COMPOSITE INDEX
                          AND S&P TECHNOLOGY 500 INDEX

                                                       XICOR, INC.                   S&P 500               S&P TECHNOLOGY 500
                                                       -----------                   -------               ------------------
1994                                                       100                         100                         100
1995                                                       308                         138                         144
1996                                                       432                         169                         204
1997                                                       126                         226                         258
1998                                                        59                         290                         446
1999                                                       576                         351                         781

     The chart above shows a five-year comparison of the cumulative total return on Xicor, Inc. Common Stock, the Standard & Poor's 500 Composite Index, and the Standard & Poor's Technology 500 Index assuming a $100 investment made on December 31, 1994.

           PROPOSALS INTENDED TO BE PRESENTED AT NEXT ANNUAL MEETING

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of Xicor to be held in June 2001 must be received by Xicor for inclusion in Xicor's Proxy Statement and form of proxy no later than December 26, 2000.

                                          By Order of the Board of Directors

                                          Julius Blank,
                                          Secretary

Milpitas, California
April 26, 2000

                                   XICOR, INC.

                            2000 DIRECTOR OPTION PLAN

        1. Purposes of the Plan. The purposes of this 2000 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

               All options granted hereunder shall be nonstatutory stock options.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Board" means the Board of Directors of the Company.

               (b) "Code" means the Internal Revenue Code of 1986, as amended.

               (c) "Common Stock" means the common stock of the Company.

               (d) "Company" means Xicor, Inc., a California corporation.

               (e) "Director" means a member of the Board.

               (f) "Disability" means total and permanent disability as defined in section 22(e)(3) of the Code.

               (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

               (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of grant as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (j) "Inside Director" means a Director who is an Employee.

               (k) "Option" means a stock option granted pursuant to the Plan.

               (l) "Optioned Stock" means the Common Stock subject to an Option.

               (m) "Optionee" means a Director who holds an Option.

               (n) "Outside Director" means a Director who is not an Employee.

               (o) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (p) "Plan" means this 2000 Director Option Plan.

               (q) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

               (r) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

        3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 250,000 Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

        4. Administration and Grants of Options under the Plan.

               (a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                      (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

                      (ii) Each Outside Director shall be automatically granted an Option to purchase 25,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

                      (iii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on May 1 of each year, except the first such Subsequent Option shall be automatically granted on the date the Company obtains shareholder approval of the Plan, provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

                      (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

                      (v) The terms of a First Option granted hereunder shall be as follows:

                           (A) the term of the First Option shall be ten (10)
years.

                           (B) the First Option shall be exercisable only while
the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                           (C) the exercise price per Share shall be 100% of the
Fair Market Value per Share on the date of grant of the First Option.

                           (D) subject to Section 10 hereof, the First Option
shall become exercisable as to 1/3 of the Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

                      (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                           (A) the term of the Subsequent Option shall be ten
(10) years.

                           (B) the Subsequent Option shall be exercisable only
while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                           (C) the exercise price per Share shall be 100% of the
Fair Market Value per Share on the date of grant of the Subsequent Option.

                           (D) subject to Section 10 hereof, the Subsequent
Option shall become exercisable as to 100% of the Shares subject to the Subsequent Option on the one-year anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such date.

                      (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

        5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

               The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

        7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

        8. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained. An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Continuous Status as a Director. Subject to
Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

               (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

               (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

        10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

        If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

        For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        11. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange or quotation system rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

        12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

        13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

               Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        16. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange or quotation system rules.

                                                                    FIRST OPTION

                                   XICOR, INC.

                            DIRECTOR OPTION AGREEMENT

        Xicor, Inc., (the "Company"), has granted to ___________________ (the "Optionee"), an option to purchase a total of 25,000 shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 2000 Director Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

        1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

        2. Exercise Price. The exercise price is $_______ for each share of Common Stock.

        3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

               (i) Right to Exercise.

                      (a) This Option shall become exercisable in installments cumulatively with respect to 1/3 of the Optioned Stock one year after the date of grant, and as to an additional 1/3 of the Optioned Stock on each anniversary of the date of grant, so that one hundred percent (100%) of the Optioned Stock shall be exercisable three (3) years after the date of grant; provided, however, that in no event shall any Option be exercisable prior to the date the shareholders of the Company approve the Plan.

                      (b) This Option may not be exercised for a fraction of a share.

                      (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

               (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person, by overnight delivery or electronically to the Controller of the Company. The written notice shall be accompanied by payment of the exercise price.

        4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

               (i) cash;

               (ii) check; or

               (iii) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

        5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange or quotation system upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        6. Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        7. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

        8. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of
Section 83 in general and the availability a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

      DATE OF GRANT:
                      --------------

                                      Xicor, Inc.,
                                      A California corporation


                                      By:
                                         -------------------------------

                                      Its:
                                          ------------------------------

        Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

        Dated:
               -----------------

                                      ------------------------------
                                      Optionee

                                    EXHIBIT A

                         DIRECTOR OPTION EXERCISE NOTICE

Xicor, Inc.
1511 Buckeye Drive
Milpitas, CA 95035


Attention:  Corporate Controller


        1. Exercise of Option. The undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ______ shares of the Common Stock (the "Shares") of Xicor, Inc. (the "Company") under and pursuant to the Company's 2000 Director Option Plan and the Director Option Agreement dated
_______________ (the "Agreement").

        2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Agreement.

        3. Federal Restrictions on Transfer. Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "1933 Act"), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

        4. Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee is not relying on the Company for any tax advice. The Company recommends that Optionee consult with a tax advisor in connection with the purchase or disposition of the Shares.

        5. Delivery of Payment. Optionee herewith delivers to the Company the aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal, state or local taxes required to be paid by Optionee in connection with the Option exercise.

        6. Entire Agreement. The Agreement is incorporated herein by reference. This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                             Accepted by:

OPTIONEE:                                 XICOR, INC.


By:                                       By:
   -------------------------------           -------------------------------
                                          Its:
                                              -------------------------

Address:



Dated:                                    Dated:
      ----------------------------              -----------------------

                                                               SUBSEQUENT OPTION

                                   XICOR, INC.

                            DIRECTOR OPTION AGREEMENT

        Xicor, Inc., (the "Company"), has granted to ___________________ (the "Optionee"), an option to purchase a total of 10,000 shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 2000 Director Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

        1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

        2. Exercise Price. The exercise price is $_______ for each share of Common Stock.

        3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

               (i) Right to Exercise.

                      (a) This Option shall become exercisable with respect to 100% of the Optioned Stock one year after the date of grant; provided, however, that in no event shall any Option be exercisable prior to the date the shareholders of the Company approve the Plan.

                      (b) This Option may not be exercised for a fraction of a share.

                      (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

               (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person, by overnight delivery or electronically to the Controller of the Company. The written notice shall be accompanied by payment of the exercise price.

        4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

               (i) cash;

               (ii) check; or

               (iii) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

        5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange or quotation system upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        6. Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        7. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

        8. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of
Section 83 in general and the availability a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

      DATE OF GRANT:
                      --------------

                                      Xicor, Inc.,
                                      A California corporation


                                      By:
                                         -------------------------------

                                      Its:
                                          ------------------------------

        Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

        Dated:
               -----------------

                                      ------------------------------
                                      Optionee

                                    EXHIBIT A

                         DIRECTOR OPTION EXERCISE NOTICE

Xicor, Inc.
1511 Buckeye Drive
Milpitas, CA 95035


Attention: Corporate Controller


        1. Exercise of Option. The undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ______ shares of the Common Stock (the "Shares") of Xicor, Inc. (the "Company") under and pursuant to the Company's 2000 Director Option Plan and the Director Option Agreement dated
_______________ (the "Agreement").

        2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Agreement.

        3. Federal Restrictions on Transfer. Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "1933 Act"), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

        4. Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee is not relying on the Company for any tax advice. The Company recommends that Optionee consult with a tax advisor in connection with the purchase or disposition of the Shares.

        5. Delivery of Payment. Optionee herewith delivers to the Company the aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal, state or local taxes required to be paid by Optionee in connection with the Option exercise.

        6. Entire Agreement. The Agreement is incorporated herein by reference. This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                             Accepted by:

OPTIONEE:                                 XICOR, INC.


By:                                       By:
   -------------------------------           -------------------------------
                                          Its:
                                              -------------------------

Address:



Dated:                                    Dated:
      ----------------------------              -----------------------

                                   XICOR, INC.

                                 1990 INCENTIVE
                       AND NON-INCENTIVE STOCK OPTION PLAN
                   (AS AMENDED AND RESTATED JANUARY 26, 2000)


        1. Purposes of the Plan. The purposes of this Stock Plan are:

                - to attract and retain the best available personnel for positions of substantial responsibility,

                - to provide additional incentive to Employees and Consultants, and

                -       to promote the success of the Company's business.

               Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

               (f) "Common Stock" means the Common Stock of the Company.

               (g) "Company" means Xicor, Inc., a California corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity who is not an Employee or Director.

               (i) "Director" means a member of the Board.

               (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (k) "Employee" means any person, including Officers, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company, (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor, or (iii) a Service Provider whose service with the Company is terminated, but recommences within ninety (90) days of the date of such termination. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (p) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

               (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (r) "Option" means a stock option granted pursuant to the Plan.

               (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (t) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

               (u) "Optioned Stock" means the Common Stock subject to an Option.

               (v) "Optionee" means the holder of an outstanding Option.

               (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (x) "Plan" means this 1990 Incentive and Non-Incentive Stock Option Plan.

               (y) "Retirement" means a termination of an Optionee's status as a Service Provider when the Optionee is age 55 or over and has continuously been a Service Provider for at least ten (10) years on the date of such termination.

               (z) "RIF" means a termination of an Optionee's status as a Service Provider resulting from a work force reduction or job elimination.

               (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (bb) "Section 16(b) " means Section 16(b) of the Exchange Act.

               (cc) "Service Provider" means an Employee, Director or
Consultant.

               (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

               (ee) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 4,250,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

        4. Administration of the Plan.

               (a) Procedure.

                      (i) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to different groups of Service Providers.

                      (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                      (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                      (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                      (i) to determine the Fair Market Value;

                      (ii) to select the Service Providers to whom Options may be granted hereunder;

                      (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                      (iv) to approve forms of agreement for use under the Plan;

                      (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                      (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                      (vii) to institute an Option Exchange Program;

                      (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                      (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                      (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                      (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined as of the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                      (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                      (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

        5. Eligibility. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees.

        6. Limitations.

               (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted and the Fair

Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

               (c) The following limitations shall apply to grants of Options:

                      (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 400,000 Shares.

                      (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

                      (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7. Term of Plan. The Plan shall continue in effect until March 15, 2004, unless terminated earlier under Section 14 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9. Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                      (i) In the case of an Incentive Stock Option

                           (A) granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                           (B) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                      (i) cash;

                      (ii) check;

                      (iii) promissory note;

                      (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                      (v)consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                      (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                      (vii) any combination of the foregoing methods of payment; or

                      (viii) such other consideration and method of payment for the issuance of Shares as permitted by Applicable Laws.

        10. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

                      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death, Disability or as the result of a RIF or Retirement, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Reduction in Force. If the Optionee ceases to be a Service Provider as the result of a RIF, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (f) Retirement of Optionee. For purposes of Options granted after January 26, 2000, if the Optionee ceases to be a Service Provider as a result of his or her Retirement, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement, to the extent the Option is vested on the date of Retirement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of Retirement, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after his or her Retirement, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (g) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

        12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator, may in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        14. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        15. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                   XICOR, INC.

                                 1990 INCENTIVE
                       AND NON-INCENTIVE STOCK OPTION PLAN
                   (AS AMENDED AND RESTATED JANUARY 26, 2000)

                       NONSTATUTORY STOCK OPTION AGREEMENT


        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Nonstatutory Option Agreement (the "Option Agreement").

I.      NOTICE OF STOCK OPTION GRANT

        [Optionee's Name]

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Date of Grant                       _________________________

        Vesting Commencement Date           _________________________

        Exercise Price per Share            $________________________

        Total Number of Shares
          Underlying Options Granted        _________________________

        Expiration Date:                    _________________________

        Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule:

        25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 25% of the Shares subject to the Option shall vest on each anniversary of the Vesting Commencement Date, subject to Optionee's continuing to be a Service Provider on such dates.

        Termination Period:

        This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider; provided, however, that upon death, Disability or termination as a result of a RIF or Retirement of the Optionee, this Option may be exercised for one year after the date of such termination. In no event shall this Option be exercised later than the Expiration Date as provided above.

II.     AGREEMENT

        1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

        2. Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Corporate Controller of the Company or any third party administering the Plan on behalf of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company or the third party administrator of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (a) cash; or

               (b) check; or

               (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

        4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

        6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) Exercising the Option. The Optionee may incur regular federal income tax liability upon exercise of a Nonstatutory Stock Option (an "NSO"). The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may decline to honor the exercise and decline to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (b) Disposition of Shares. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares (generally, the difference between the Fair Market Value of the Shares at exercise and the selling price) will be treated as long-term capital gain for federal income tax purposes.

        7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

        8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO

TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                   XICOR, INC.



-------------------------------            -------------------------------
Signature                                  By

-------------------------------            -------------------------------
Print Name                                 Title

-------------------------------
Residence Address


-------------------------------

                                    EXHIBIT A

                                   XICOR, INC.

                                 1990 INCENTIVE
                       AND NON-INCENTIVE STOCK OPTION PLAN

                                 EXERCISE NOTICE


Xicor, Inc.
1511 Buckeye Drive
Milpitas, California  95035

Attention:  Corporate Controller


        1. Exercise of Option. Effective as of today, ________________, 20__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Xicor, Inc. (the "Company") under and pursuant to the 1990 Incentive and Non-Incentive Stock Option Plan (the "Plan") and the Nonstatutory Stock Option Agreement dated __________, 20___ (the "Option Agreement"). The purchase price for the Shares shall be $ , as required by the Option Agreement.

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares, plus any federal or state taxes required to be withheld.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                          Accepted by:

PURCHASER                              XICOR, INC.


-------------------------------        -------------------------------
Signature                              By

-------------------------------        -------------------------------
Print Name                             Its

Address:                               Address:

                                       1511 Buckeye Drive
-------------------------------        Milpitas, California  95035

-------------------------------
                                       -------------------------------
                                       Date Received

                                   XICOR, INC.

                                 1990 INCENTIVE
                       AND NON-INCENTIVE STOCK OPTION PLAN
                   (AS AMENDED AND RESTATED JANUARY 26, 2000)

                        INCENTIVE STOCK OPTION AGREEMENT

        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Incentive Option Agreement (the "Option Agreement").

I.      NOTICE OF STOCK OPTION GRANT

        [Optionee's Name]

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Date of Grant                       _________________________

        Vesting Commencement Date           _________________________

        Exercise Price per Share            $________________________

        Total Number of Shares
        Underlying Options Granted          _________________________

        Expiration Date:                    _________________________

        Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule:

        25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 25% of the Shares subject to the Option shall vest on each anniversary of the Vesting Commencement Date, subject to Optionee's continuing to be a Service Provider on such dates.

        Termination Period:

        This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider; provided, however, that upon death, Disability or termination as the result of a RIF or Retirement of the Optionee, this Option may be exercised for one year after the date of such termination. In no event shall this Option be exercised later than the Expiration Date as provided above.

II.     AGREEMENT

        1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

               This Option is intended to qualify as an Incentive Stock Option (an "ISO") under Section 422 of the Code. However, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

        2.     Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Corporate Controller of the Company or any third party administering the Plan on behalf of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company or the third party administrator of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (a) cash; or

               (b) check; or

               (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

        4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

        6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) Exercising the Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

               (b) Disposition of Shares. If the Optionee does not dispose of ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (c) Notice of Disqualifying Disposition. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

        7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the

Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

        8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                     XICOR, INC.



-----------------------------------          -----------------------------------
Signature                                    By


-----------------------------------          -----------------------------------
Print Name                                   Title

-----------------------------------
Residence Address

-----------------------------------

                                    EXHIBIT A

                                   XICOR, INC.

                                 1990 INCENTIVE
                       AND NON-INCENTIVE STOCK OPTION PLAN

                                 EXERCISE NOTICE


Xicor, Inc.
1511 Buckeye Drive
Milpitas, California  95035

Attention:  Corporate Controller

        1. Exercise of Option. Effective as of today, ________________, 20__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Xicor, Inc. (the "Company") under and pursuant to the 1990 Incentive and Non-Incentive Stock Option Plan (the "Plan") and the Incentive Stock Option Agreement dated __________, 20___ (the "Option Agreement"). The purchase price for the Shares shall be $ , as required by the Option Agreement.

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares, plus any federal or state taxes required to be withheld.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                                Accepted by:

PURCHASER                                    XICOR, INC.


-----------------------------------          -----------------------------------
Signature                                    By


-----------------------------------          -----------------------------------
Print Name                                   Its

Address:                                     Address:

                                             1511 Buckeye Drive
-----------------------------------          Milpitas, California  95035

-----------------------------------


                                             -----------------------------------
                                             Date Received

XICOR, INC.

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

        The undersigned hereby appoints RAPHAEL KLEIN and JULIUS BLANK, or any of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of XICOR, INC. on June 9, 2000, and at any adjournment thereof, upon all matters as may properly come before the Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.


                        (TO BE SIGNED ON REVERSE SIDE)


                                                                       SEE
                                                                    REVERSE
                                                                      SIDE

A [X] Please mark your
      votes as in this
      example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING MATTERS TO COME BEFORE THE MEETING:


1.  Election        FOR     WITHHELD
    of Directors    [ ]       [ ]         NOMINEES:
                                                Raphael Klein
                                                Bruce Gray
                                                Julius Blank
                                                Andrew W. Elder
                                                Geoffrey C. Winkler


For, except vote withheld from the following nominees(s):

---------------------------------------------------------


                                                            FOR       AGAINST   ABSTAIN
2.      To approve and ratify the Xicor, Inc. 2000
        Director Option Plan.                               [ ]       [ ]       [ ]

3.      To approve and ratify amendments to the
        Company's 1990 Incentive and Non-Incentive Stock
        Option Plan including an increase of 800,000
        shares of Common Stock issuable thereunder.         [ ]       [ ]       [ ]

4.      To ratify the designation of
        PricewaterhouseCoopers LLP as independent
        accountants for the period ending December 31,
        2000.                                               [ ]       [ ]       [ ]


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED FOR THE MATTERS DESCRIBED IN PARAGRAPHS (1), (2), (3) AND (4), UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS SPECIFIED.




Signature(s)                                      DATE
            -----------------------------------        -----------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.